SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 5, 2002


Exact name of Registrant as specified in its charter:  Central Parking
                                                         Corporation

State  or  other  jurisdiction  of  incorporation:     Tennessee

Commission  File  Number:     001-13950

IRS  Employer  Identification  Number:     62-1052916

Address  of  principal  executive  offices:     2401  21st  Avenue  South
                                                Suite  200
                                                Nashville,  TN  37212

Registrant's  telephone  number,  including  area  code:     (615)  297-4255

Former name or former address, if changed since last report:  Not applicable

ITEM  5.     OTHER  EVENTS

On February 5, 2002, the Registrant operating results for the first fiscal quarter 2002.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS
     (c)  EXHIBITS
     Exhibit  No.  99.1     Text  of  press  release  dated  February  5,  2002

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Central  Parking  Corporation

                                /s/  Hiram  A.Cox
                                 -----------------

Date:  February  12,  2002       By:  Hiram  A.  Cox
                                 Chief  Financial  Officer

EXHIBIT  99.1
-------------

FOR  IMMEDIATE  RELEASE
-----------------------

Investor Contact:  William J. Vareschi, Jr.    or    Hiram A. Cox
                   Vice Chairman and                 Senior Vice President and
                   Chief Executive Officer           Chief Financial Officer
                   (615) 297-4255                    (615) 297-4255
                   bvareschi@parking.com             hcox@parking.com
                   ---------------------             ----------------

Media  Contact:    Richard Jonardi
                   Communications Manager
                   (615) 297-4255
                   rjonardi@parking.com
                   --------------------


CENTRAL  PARKING  CORPORATION  REPORTS  FIRST  QUARTER  EARNINGS

NASHVILLE, TENN. (FEB. 5, 2002) -- Central Parking Corporation (NYSE: CPC) today announced earnings (pro forma) for the first fiscal quarter ended December 31, 2001, before property-related activities and extraordinary items, of $10.0 million, or $0.28 per diluted share, compared with $13.1 million, or $0.36 per diluted share, in the year-earlier period. For comparability purposes, pro forma earnings for the prior-year period have been increased by $0.08 per share to reflect the discontinuation of goodwill amortization relating to the Company's October 1, 2001 adoption of SFAS 142. Revenues for the first quarter of fiscal 2002 declined slightly to $177.0 million versus $177.6 million in the year-earlier period. Reported earnings (GAAP) for the quarter ended December 31, 2001 were $0.44 per diluted share including an extraordinary gain of $0.08 related to the repurchase of approximately 638,000 shares of trust issued preferred securities. Reported earnings (GAAP) per diluted share were $0.31 in the prior- year period.

     William J. Vareschi, Jr., Vice Chairman and Chief Executive Officer, said, "Revenues and earnings for the first quarter of fiscal 2002 were at the high end of our November guidance and exceeded analyst expectations. While the aftermath from the attacks of September 11 and the economic slowdown continue to impact our business in New York City, New Jersey and to a lesser degree at travel-related venues, it appears that discretionary revenue levels have bottomed out and are beginning to rebound. New York City continues to feel the impact from the ban on single occupant vehicles during the morning rush hour. However, New York City transient revenues, the most heavily impacted portion of our business, have also improved significantly since October. Excluding the New York region, revenues for the balance of the Company grew approximately 4% for the quarter. In addition, our marketing efforts combined with our operational excellence initiatives drove another quarter with a positive new/lost business ratio.

     "Given the lack of certainty regarding both the general economy and the continued impact of travel restrictions into New York City, we remain cautious about earnings guidance for the full fiscal year. Therefore, we will limit our explicit guidance to the second fiscal quarter. We expect second quarter revenues to be approximately $173 to $176 million compared to $174 million for the same period last year. We expect fully diluted earnings per share for the quarter of $0.20 to $0.26 per share before property-related activities and extraordinary items (pro forma) compared to approximately $0.30 per share (pro forma) in the same period last year." For comparability purposes, earnings for the second fiscal quarter of last year have been adjusted upward by approximately $0.07 per share to reflect the discontinuation of goodwill amortization.

     Vareschi concluded, "We continue to focus on operational excellence, reducing costs through numerous efficiency initiatives and adding complementary operations such as the recent Park One acquisition in New Orleans. We expect this focus to enable us to deliver predictable and sustainable earnings growth for our shareholders as the economy improves."

     Central Parking Corporation, headquartered in Nashville, Tennessee, is a leading provider of parking and transportation management services. The Company operates approximately 4,000 parking facilities containing approximately 1.5 million spaces at locations in 38 states, the District of Columbia, Canada, Puerto Rico, the United Kingdom, the Republic of Ireland, Chile, Germany, Mexico, Poland, Spain, Venezuela and Greece.

     This press release contains projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect the Company's current views with respect to future events and financial performance. No assurance can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors. A discussion of these factors is included in the Company's periodic reports filed with the Securities and Exchange Commission.

                  CENTRAL PARKING CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

Amounts  in  thousands,  except  per  share  data


                                                        THREE MONTHS ENDED
                                                            DECEMBER 31,
                                                         2001        2000
                                                         ----        ----
Total revenues                                       $ 176,951   $ 177,565
Total cost and expenses (a)                           (158,088)   (152,084)
Interest (expense), net                                 (1,906)     (4,387)
Other expenses, net                                        (83)       (358)
Income taxes (b)                                        (5,569)     (6,845)
Minority interest, net of tax                           (1,271)       (788)
                                                     ----------  ----------
   Earnings (pro forma)                                 10,034      13,103
Property-related gains, net of tax                       2,338       1,410
Amortization of goodwill, net of tax                        --      (2,832)
Extraordinary gain, net of tax                           3,312          --
Cumulative effect of accounting change, net of tax          --        (258)
                                                     ----------  ----------
   Net earnings (GAAP)                               $  15,684   $  11,423
                                                     ==========  ==========

Pro forma earnings
     Basic                                           $    0.28   $    0.36
     Diluted                                         $    0.28   $    0.36

Net earnings per share (GAAP)
     Basic                                           $    0.44   $    0.32
     Diluted                                         $    0.44   $    0.31

Weighted average common shares:
     Basic                                              35,754      36,012
     Diluted                                            36,005      36,417



(a) Excludes amortization of goodwill of $2,832 for the three months ended December 31, 2000. The Company adopted SFAS 142, "Goodwill and Intangible
Assets,"  as  of  October  1,  2001, and therefore no longer amortizes goodwill.

(b) Excludes income tax expense on property-related gains of $1,670 and $1,367 for the three months ended December 31, 2001 and 2000, respectively.

                  CENTRAL PARKING CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (UNAUDITED)

Amounts  in  thousands,  except  per  share  data


                                                                Three months ended
                                                                   December 31,
                                                                 2001        2000
                                                                 ----        ----
Revenues:
   Parking                                                     $147,372   $151,677
   Management contracts                                          29,579     25,888
                                                               ---------  ---------
        Total revenues                                          176,951    177,565
                                                               ---------  ---------

Costs and expenses:
   Cost of parking                                              127,970    123,965
   Cost of management contracts                                  12,009     10,222
   General and administrative                                    17,991     17,653
   Goodwill and non-compete amortization                            118      3,076
                                                               ---------  ---------
        Total costs and expenses                                158,088    154,916

Property-related gains (losses), net                              4,008      2,777
                                                               ---------  ---------
        Operating earnings                                       22,871     25,426

Other income (expenses):
   Interest income                                                1,352      1,554
   Interest expense                                              (3,258)    (5,941)
   Dividends on company-obligated mandatorily redeemable
      convertible securities of a subsidiary trust               (1,471)    (1,472)
   Equity in partnership and joint venture earnings               1,388      1,114
                                                               ---------  ---------
        Earnings before income taxes, minority interest,
           extraordinary item and cumulative effect of
           accounting change                                     20,882     20,681
Income tax expense                                                7,239      8,212
                                                               ---------  ---------
        Earnings before minority interest, extraordinary item
           and cumulative effect of accounting change            13,643     12,469
Minority interest, net of tax                                    (1,271)      (788)
                                                               ---------  ---------
        Earnings before extraordinary item and cumulative
           effect of accounting change                           12,372     11,681
Extraordinary item, net of tax                                    3,312         --
Cumulative effect of accounting change, net of tax                   --       (258)
                                                               ---------  ---------
        Net earnings                                           $ 15,684   $ 11,423
                                                               =========  =========

Basic earnings per share:
   Earnings before extraordinary item and cumulative effect
      of accounting change                                     $   0.35   $   0.32
   Extraordinary item, net of tax                              $   0.09   $     --
   Cumulative effect of accounting change, net of tax          $     --   $     --
                                                               ---------  ---------
   Net earnings                                                $   0.44   $   0.32
                                                               =========  =========

Diluted earnings per share
   Earnings before extraordinary item and cumulative effect
      of accounting change                                     $   0.35   $   0.32
   Extraordinary item, net of tax                              $   0.09   $     --
   Cumulative effect of accounting change, net of tax          $     --   $  (0.01)
                                                               ---------  ---------
   Net earnings                                                $   0.44   $   0.31
                                                               =========  =========

                  CENTRAL PARKING CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

Amounts  in  thousands


                                                                December 31,     September 30,
                                                                     2001            2001
                                                               --------------  ---------------
ASSETS
Current assets:
   Cash and cash equivalents                                   $      43,770   $       41,849
   Management accounts receivable                                     38,815           32,613
   Accounts receivable - other                                        15,369           16,149
   Current portion of notes receivable                                10,182            6,836
   Prepaid rent                                                        2,269            1,479
   Prepaid other expenses                                              9,647            5,460
   Deferred income taxes                                                 259              259
                                                               --------------  ---------------
        Total current assets                                         120,311          104,645
Investments, at amortized cost                                         6,129            6,035
Notes receivable, less current portion                                43,035           42,931
Property, equipment and leasehold improvements, net                  410,059          415,405
Contract and lease rights, net                                        97,155           88,094
Goodwill, net                                                        251,477          250,630
Investment in and advances to partnerships and joint ventures         28,933           30,704
Other assets                                                          50,192           48,437
                                                               --------------  ---------------
        Total Assets                                           $   1,007,291   $      986,881
                                                               ==============  ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt and capital lease
      Obligations                                              $      53,517   $       53,337
   Accounts payable                                                   92,605           77,887
   Accrued payroll and related costs                                  11,894           12,616
   Accrued expenses                                                   12,760           12,381
   Management accounts payable                                        20,801           20,541
   Income taxes payable                                               14,396            7,134
                                                               --------------  ---------------
        Total current liabilities                                    205,973          183,896
Long-term debt and capital lease obligations, less
   current portion                                                   208,475          208,885
Deferred rent                                                         22,473           22,310
Deferred compensation                                                 12,486           12,330
Deferred income taxes                                                 16,797           15,757
Minority interest                                                     29,436           31,121
Other liabilities                                                     21,255           21,136
                                                               --------------  ---------------
        Total liabilities                                            516,895          495,435
                                                               --------------  ---------------

Company-obligated mandatorily redeemable convertible
   securities of subsidiary holding solely parent debentures          94,055          110,000

Shareholders' equity:
Common stock                                                             358              358
Additional paid-in capital                                           237,983          238,464
Accumulated other comprehensive loss, net                             (1,751)          (1,979)
Retained earnings                                                    160,456          145,308
Shares held in trust                                                    (705)            (705)
                                                               --------------  ---------------
        Total shareholders' equity                                   396,341          381,446
                                                               --------------  ---------------
        Total liabilities and shareholders' equity             $    1,007,29   $      986,881
                                                               ==============  ===============

                  CENTRAL PARKING CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
Amounts  in  thousands

                                                                  Three months ended
                                                                      December 31,
                                                                    2001        2000
                                                                    ----        ----
Cash flows from operating activities:
Net earnings                                                     $ 15,684   $ 11,423
Depreciation and amortization of property                           5,751      5,221
Amortization of goodwill and non-compete agreements                   118      3,001
Amortization of contract and lease rights, straight-line rent,
   deferred financing fees and other                                2,865      3,142
Equity in partnership and joint venture earnings                   (1,388)    (1,114)
Distributions from partnerships and joint ventures                  2,019      1,914
Property-related (gains), net                                      (4,008)    (2,777)
Gain on sale of trust issued preferred securities, net of tax      (3,312)        --
Deferred income taxes                                                 888       (284)
Minority interest, net of tax                                       1,271        788
Changes in operating assets and liabilities
   Management accounts receivable                                  (6,202)      (939)
   Accounts receivable - other                                      1,337     (1,571)
   Prepaid rent                                                      (790)     1,314
   Prepaid expenses - other                                        (4,187)    (2,535)
   Other assets                                                    (1,206)    (1,349)
   Accounts payable, accrued expenses and deferred compensation    11,506     (4,809)
   Management accounts payable                                        260     (2,870)
   Income taxes payable                                             5,028      4,823
                                                                 ---------  ---------
Net cash provided by operating activities                          25,634     13,378
                                                                 ---------  ---------

Cash flows from investing activities:
Proceeds from disposition of property and equipment                15,009     15,029
Investments in notes receivable                                    (3,755)    (1,833)
Repayments of notes receivable                                        305      2,970
Purchase of property, equipment and leasehold improvements         (6,136)    (7,515)
Purchase of contract and lease rights                             (12,515)      (530)
Investments in and advances to partnerships, joint ventures and
   unconsolidated subsidiaries                                        (86)       303
Capital distributions and repayments of advances from
   partnerships, joint ventures and unconsolidated subsidiaries       266       (624)
Acquisitions, net of cash acquired                                   (835)        --
Proceeds from maturities and calls of investments                     152         55
Purchase of investments                                              (246)      (143)
                                                                 ---------  ---------
Net cash (used) provided by investing activities                   (7,841)     7,712
                                                                 ---------  ---------

Cash flows from financing activities:
Dividends paid                                                       (539)      (545)
Net borrowings under revolving credit agreement                    12,500        550
Payment to minority interest partners                              (3,107)    (3,300)
Principal repayments on notes payable and capital leases          (14,245)   (15,652)
Repurchase of common stock                                           (488)    (6,291)
Repurchase of mandatorily redeemable securities                   (10,000)        --
Issuance of common stock and exercise of options                        7         84
                                                                 ---------  ---------
Net cash used by financing activities                             (15,872)   (25,154)
                                                                 ---------  ---------
Foreign currency translation                                           --         (9)
                                                                 ---------  ---------
Net increase (decrease) in cash                                     1,921     (4,073)
Balance at beginning of period                                     41,849     43,214
                                                                 ---------  ---------
Balance at end of period                                         $ 43,770   $ 39,141
                                                                 =========  =========